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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1
                                      TO

                               LICENSE AGREEMENT

     This AMENDMENT NO. 1 TO LICENSE AGREEMENT ("Amendment No. 1") dated July
                                                                         ----
13, 1999 is by and between David R. Mortenson & Associates, a Texas general
--
partnership ("Grantor"), and Texas Scientific, Inc., a Nevada corporation
("Licensee").

     WHEREAS, Grantor and Licensee are parties to that certain License Agreement
(the "Preexisting Agreement") dated as of April 5, 1999 and attached to the minutes of the April 5, 1999 meeting of the Company's Board of Directors, granting Licensee a non-exclusive private label license for the Biocatalyst and Biomas products in the state of Texas; and

     WHEREAS, Grantor and Licensee wish to confirm, clarify and modify certain terms of the License Agreement;

     NOW THEREFORE, the parties hereto agree as follows:

1.   Definitions; References.
     -----------------------

     Capitalized terms not defined in this Amendment No. 1 shall have the meanings given them in the Preexisting Agreement. References in the Preexisting
Agreement and this Amendment No. 1 to the "Agreement" shall refer to the Preexisting Agreement as amended by this Amendment No. 1, and words such as "herein", "hereinafter" or other words of similar import shall likewise be construed as referring to the Preexisting Agreement as amended by this Amendment
No. 1.

2.   Confirmation of Agreement.
     -------------------------

     This Amendment No. 1 amends the Preexisting Agreement. Terms of the
Preexisting Agreement not amended by this Amendment No. 1 continue in full force and effect, and are hereby ratified and confirmed by the parties.

                     Amendment No. 1 to License Agreement

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3.   Preexisting Agreement.
     ---------------------

     The Preexisting Agreement supersedes and replaces in its entirety any prior
License Agreement (a "Superseded Agreement"), by and between Grantor and
Licensee. Any Superseded Agreement is null, void, of no force or effect, and each party hereby releases, if any, its rights, or any obligations of the other, thereunder.

4.   Accredited Investors.
     --------------------

     At the end of Section 1.03 of the Preexisting Agreement, the following sentence is added: "Grantor warrants that each of the members of the Association are "accredited investors" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

5.   Termination for Convenience.
     ---------------------------

     At the end of paragraph (a) of the first Section 2.02 of the Preexisting
Agreement, the following sentence is added: "This Agreement may be terminated by Licensee, for any reason, upon the giving of notice as provided in Section
8.02."


6.   Licensee's Control Over Business.
     --------------------------------

     A new Section 5.06 is added: "5.06  Licensee's Control Over Business.
Licensee shall establish the means by which it satisfies its obligations under Sections 5.01 and 5.05. Grantor shall have no right to enforce, and no action shall accrue under, such provisions until this Agreement shall have been in force for more than one year and Licensee shall have failed to meet its minimum purchase requirements set forth in Exhibits A and C."

7.   Minimum Purchase Requirements.
     -----------------------------

     The Purchase Obligations set forth on Exhibit C are hereby modified so that Licensee's minimum purchase requirement shall [*]. In addition, the following sentence is hereby added after

* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended.


                     Amendment No. 1 to License Agreement

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the last sentence on Exhibit C: "Grantor shall have no right to enforce, and no action shall accrue in respect of, Licensee's Purchase Obligations until this Agreement shall have been in force for more than one year."

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

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
GRANTOR:                                                       LICENSEE:

DAVID R. MORTENSON & ASSOCIATES                                TEXAS SCIENTIFIC, INC.

/s/  David R. Mortenson                                        /s/  David R. Mortenson
-----------------------                                        ---------------------------------
By David R. Mortenson                                          By David R. Mortenson
Its General Partner                                               Its President


                     Amendment No. 1 to License Agreement

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